                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE ABSOLUTE RETURN FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2005

Date of reporting period: DECEMBER 31, 2005

Item 1. Report to Shareholders

Van Eck Global

Worldwide Insurance Trust

ANNUAL REPORT
December 31, 2005

Worldwide Absolute Return Fund

GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the portfolio manager(s) are as of December 31, 2005 and are subject to change.

Worldwide Absolute Return Fund

Dear Shareholder:

The Initial Class shares of the Van Eck Worldwide Absolute Return Fund produced a total return of 0.10% for the twelve months ended December 31, 2005. In comparison, the Fund’s benchmark, the Citigroup Three-Month U.S. Treasury Bill Index,(1) returned 3.00% for the same period.

The U.S. convertibles market produced a particularly challenging investing environment during the annual period, while the U.S. equity market provided a more favorable one for the Fund’s sub-advisers’ efforts to exploit pricing disparities, market inefficiencies, anticipated securities price movements and/or cyclical relationships. For the year 2005, various major convertible arbitrage indices were down between approximately 2% and 7%, mainly due to sizable investor redemptions and a lack of equity volatility. Equity market-neutral indices, on the other hand, produced positive returns between 5% and 7%, supported by a moderately growing U.S. economy that overcame the potentially adverse economic effects of Hurricanes Katrina and Rita. Indeed, leading economic statistics at yearend, including industrial production, retail sales and non-farm payroll employment, all indicated positive growth. The Fund’s decision to overweight assets to the equity market-neutral strategy proved prudent, as the positive returns generated by this strategy more than offset the negative returns from the convertible arbitrage strategy. Thus, the Fund’s overall performance for the twelve months was positive but modest.

Market and Economic Review

The Fund’s major allocations are to U.S. convertible arbitrage and U.S. equity market neutral strategies. This section discusses market conditions for these investment areas.

Convertible Arbitrage

Higher-quality investment grade convertibles experienced one of their worst years in history during 2005. While the convertible arbitrage market recovered somewhat in early autumn, it suffered from late February through late August from lackluster equity volatility, widening fixed income credit spread assumptions and massive redemptions from the strategy. For the better part of three years, the convertible arbitrage strategy had been priced at fair value. However, with absolute returns declining, investors started redeeming in the second half of 2004. This redemption trend accelerated during the first half of 2005, and there continued to be less dramatic but still rather steady redemptions through most of the second half of the year. These redemptions, coupled with rising rates at the short-term end of the U.S. Treasury yield curve, removed what is known as the “carry trade”(2) and roiled the market significantly. Indeed, with only sellers of convertibles and with brokers not providing liquidity, the asset class was re-priced particularly violently in April and May. While liquidity improved since then, many funds had no appetite for leveraging given the lack of a sustained increase in volatility and the less-than-attractive valuations in the market. Many convertible arbitrage funds shut down in 2005, leaving only the larger, better-capitalized players to take advantage of the pricing decline. In mid-May, it was reported that multi-strategy funds stepped up their buying of convertibles as they viewed the asset class as inexpensive. Through the end of 2005, there did not appear to be follow-through buying based upon valuation.

Equity Market Neutral

During 2005, long positions established based on certain growth characteristics such as earnings-per-share growth and on select valuation characteristics such as earnings-to-price and cash-flow-to-price ratios, generated positive returns. Companies with positive price momentum also performed well in the advancing equity market. Taking short positions based on observed negative trends such as individual stocks’ three-month total returns, trading volume and high dividend yields, also proved successful overall. Positions taken based on a company’s return-on-assets and on its leverage detracted from results during the twelve-month period.

Fund Review

As of December 31, 2005, assets were allocated to two of our six qualified sub-advisers, namely

Worldwide Absolute Return Fund

Gartmore Mutual Fund Capital Trust (formerly known as Coda Capital) and Analytic Investors.

Gartmore Mutual Fund Capital Trust

As it has done since starting to manage a portion of the Fund’s assets in July 2003, Gartmore continued during this annual period to seek to identify and capitalize on opportunities in the market for convertible securities. Gartmore has traditionally focused on higher quality investment grade issues, maintaining a 60% investment grade portfolio weighting. During the first half of the year, Gartmore’s mandate was revised, based on the view that there may be profitable investment opportunities in issuers with improving earnings and cash flow. The sub-adviser is no longer required to hold 60% in investment-grade issues and was given sanction to be more tactical in taking direction bets on an individual name basis. While Gartmore intends to maintain its focus on strong credits, such changes enable the sub-adviser to seek value regardless of agency rating. Gartmore may also employ a strategy of shaping market hedges based on fundamental analysis, although the sub-adviser will not utilize leverage within this strategy.

With this revised mandate, Gartmore’s portion of the Fund performed well on a relative basis. However absolute performance was held back by the overall contraction in the convertibles market. While credit spreads were a headwind during the year, Gartmore’s competitive performance relative to its peers was due primarily to the sub-adviser’s focus on strong credits producing cash flow and its fundamental analysis of each name.

Since the convertibles market’s low point in the spring of 2005, Gartmore believes convertible arbitrage valuations have put in a floor, as evidenced by the market’s gradual recovery in the last few months of the year. Indeed, Gartmore expects valuations to be stable and appreciate commensurate with increases in volatility or credit tightening going forward. On a macro level, should the Federal Reserve Board increase interest rates more vigorously in the months ahead than the market currently anticipates in order to ward off inflationary pressures and asset bubbles, Gartmore anticipates there may be a healthy increase in equity market volatility. At the same time, Gartmore believes that credit spread widening would likely be modest given the health of company balance sheets in general.

Analytic Investors

Analytic Investors has been managing a portion of Fund assets since early September 2003. During 2005, Analytic worked with Van Eck Global to increase both the expected return target and the expected level of volatility for its long/short equity market-neutral strategy. Analytic’s process is based on the fundamental belief that there is persistency in the types of stock characteristics investors prefer, and it believes that portfolios that reflect these biases will add value in the long run. Investor behavior observed during 2005 was quite consistent with that seen over recent years. As a result, Analytic’s investment process was effective, benefiting particularly from an emphasis on companies with above-average predicted earnings-to-price ratios. These companies generally performed well, as investors paid increased attention to future earnings in light of the economic recovery. Analytic’s portion of the Fund was also effectively positioned in stocks exhibiting price momentum, as these companies outperformed as well.

For the annual period, Analytic had strong stock selection within the majority of economic areas, with healthcare and consumer durables being the strongest. Among the best performing stocks for this portion of the Fund was a short position in New York Times, whose share price declined after it reported a 52% decline in third-quarter profits due to job cut-related expenses and ongoing advertising weakness. Also benefiting the Fund was a long position in oil refiner Valero Energy, whose share price rallied after it reported strong fourth-quarter profits that exceeded analysts’ estimates. A long position in business services company Equifax also helped Fund performance, as its shares rallied after posting strong first-quarter earnings. Finally, a short position in OSI Pharmaceuticals proved effective when its stock price fell after the company agreed to pay $935 million for biotechnology group Eyetech Pharmaceuticals. Investors were concerned about the deal’s potential to create an awkward

Worldwide Absolute Return Fund

relationship between OSI and its primary market partner, Genentech.

Detracting from this portion of the Fund’s performance was a long position in Hovnanian Enterprises, whose share price fell after the homebuilder’s third-quarter profits and lackluster guidance disappointed investors. A long position in chemical manufacturer Huntsman also hurt performance, as its share price declined after reporting a third-quarter loss due to the Gulf Coast hurricanes shutting down facilities and leading to higher materials costs. A short position in Wendy’s negatively impacted performance as well, as the company’s shares moved higher after an activist shareholder with a 5.5% stake in the company publicly pressed Wendy’s to cut costs and spin off assets. Another short position that hurt performance during 2005 was credit-rating firm Moody’s, whose share price rallied after it reported a 17% increase in third-quarter profits based on gains from its structured finance business.

Analytic intends to emphasize stocks with above-average earnings-per-share growth. Analytic also intends to focus on select companies with attractive forecasted earnings-to-price and cash-flow-to-price ratios, while de-emphasizing companies with higher-than-average dividend yields. Analytic further anticipates continuing to favor companies with strong price momentum and to seek to avoid companies with higher-than-average trading volumes.

* * *

Going forward, our management team intends to continue implementing strategies that may enhance the performance of the Fund while carefully examining current market cycles. For example, the Fund may engineer directional light hedges during those times when the market appears to be experiencing steady recovery. Given our goal of capital preservation in the short term and appreciation over the long term, we will likely adjust our investment style toward the more aggressive end of the absolute return spectrum when market conditions are favorable and toward the conservative end when conditions are otherwise. As the Fund grows, we expect to diversify Fund assets further among sub-advisers and to include more directional/tactical strategies if appropriate.

Since the sub-advisers will employ aggressive investment strategies and techniques that may each be considered inherently risky and may employ techniques, strategies and analyses based on historical relationships, correlations, assumptions or the occurrence of certain events that may be disrupted, fail to exist or materialize, the Fund may lose money. In addition, a sub-adviser may incorrectly assess relative values or the relative values of securities may be affected by factors or events the sub-adviser failed to consider or anticipate.

Although the Fund believes that its policy of using multiple investment sub-advisers (rather than a single firm) that employ various absolute return strategies may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided. Further, because of minimum investment amounts imposed by sub-advisers, the assets of the Fund may be managed by as few as one sub-adviser employing a single investment strategy. At this time, assets are allocated to two of our six qualified sub-advisers, Gartmore and Analytic Investors. Investment strategies and sub-advisers whose performance has historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During these periods, certain absolute return investment and hedging strategies may cease to function as anticipated.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the “1940 Act”) to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to non-diversification risk. Thus, a large loss in an individual stock may cause a much larger loss in a non-diversified fund’s value. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

Worldwide Absolute Return Fund

We appreciate your continued investment in Van Eck Worldwide Absolute Return Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple	Samuel R. Halpert	Jan F. van Eck
Investment	Investment	Investment
Team Member	Team Member	Team Member

January 19, 2006

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

(1) The Citigroup Three-Month U.S. Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to the market. The Index represents an average of the last three three-month Treasury Bill issues, and returns are calculated on a monthly basis.

(2) A “carry trade” in its most basic form involves borrowing money at low short-term rates and lending it at higher long-term ones. Bonds act like loans in such a trade, with interest collected on the long position and paid out on the short sale. In hedge funds, a “carry trade” is a trade where you borrow and pay interest in order to buy something else that has higher interest. For example, with a positively sloped term structure (short rates lower than long rates), one might borrow at low short-term rates and finance the purchase of long-term bonds. The carry return is the coupon on the bonds minus the interest costs of the short-term borrowing. Of course, if long-term interest rates unexpectedly rose (and long-term bond prices fell as a result), the carry trade could become unprofitable. Indeed, if this occurred, there could be a number of investors trying to unwind the carry trade, which would involve selling the long-term bonds. It is possible that this could exacerbate the increase in long-term interest rates, i.e. push the rates even higher.

Worldwide Absolute Return Fund

Sector Weighting Net Exposure*
as of December 31, 2005 (unaudited)

*	Net exposure was calculated by adding long and short positions. Percentage of net assets.

Portfolio is subject to change.

     Worldwide Absolute Return Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2005 –
		July 1, 2005	December 31, 2005	December 31, 2005

Initial Class	Actual	$1,000.00	$995.00	$17.50
	Hypothetical (5% return before expenses)	$1,000.00	$1,007.66	$17.61

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2005) of 3.48%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period)

Worldwide Absolute Return Fund Performance Comparison

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Absolute Return Fund made at its inception with a similar investment in the Citigroup Three-Month U.S. Treasury Bill Index.

Van Eck Worldwide Absolute Return Fund (Initial Class)
vs. Citigroup Three-Month U.S. Treasury Bill Index (unaudited)

	One	Since
Average Annual Total Return 12/31/05	Year	Inception[1]

Van Eck Worldwide Absolute Return Fund (Initial Class)[1]	0.10%	0.00%

Citigroup Three-Month U.S. Treasury Bill Index	3.00%	1.84%

1Inception date for the Van Eck Worldwide Absolute Fund (Initial Class) was 5/1/03; index returns are calculated as of the nearest month end (4/30/03).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Citigroup Three-Month U.S. Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to the market. The Index represents an average of the last three three-month Treasury Bill issues, and returns are calculated on a monthly basis.

Worldwide Absolute Return Fund
Schedule of Portfolio Investments
December 31, 2005

	No. of		Value
Sector	Shares	Securities (a)	(Note 1)

Common Stocks:
Basic Materials: 2.5%
	2,782	Celanese Corp.	$53,192
	5,675	Huntsman Corp. †	97,724

			150,916

Communications: 3.9%
	484	Akamai Technologies, Inc. †	9,646
	932	Checkfree Corp. †	42,779
	6,362	EchoStar Communications
		Corp. †	172,855
	2,861	Qwest Communications
		International, Inc. †	16,165

			241,445

Consumer—Cyclical: 10.4%
	4,392	AMR Corp. †	97,634
	389	Brunswick Corp.	15,817
	1,965	Darden Restaurants, Inc.	76,399
	2,191	Goodyear Tire & Rubber Co. †	38,080
	2,296	Hovnanian Enterprises, Inc. †	113,973
	951	J.C. Penney Co., Inc.	52,876
	264	KB Home	19,182
	772	Meritage Homes Corp. †	48,574
	550	Navistar International Corp. †	15,741
	168	NVR, Inc. †	117,935
	92	VF Corp.	5,091
	1,952	Warner Music Group Corp. †	37,615

			638,917

Consumer—Non-Cyclical: 9.9%
	2,968	AmerisourceBergen Corp.	122,875
	1,072	Archer-Daniels-Midland Co.	26,436
	448	Bausch & Lomb, Inc.	30,419
	766	Convergys Corp. †	12,141
	3,863	Deluxe Corp.	116,431
	379	Edwards Lifesciences Corp. †	15,770
	312	Forest Laboratories, Inc. †	12,692
	2,211	H&R Block, Inc.	54,280
	366	Humana, Inc. †	19,885
	1,111	McKesson Corp.	57,316
	4,246	Pilgrim's Pride Corp.	140,796

			609,041

Energy: 3.4%
	452	Amerada Hess Corp.	57,323
	269	Consol Energy Inc.	17,533
	2,108	Devon Energy Corp.	131,834

			206,690

Financial 5.7%
	933	ACE, Ltd.	$49,860
	1,693	American Financial Group, Inc.	64,859
	260	Ameriprise Financial, Inc.	10,660
	720	Bear Stearns Companies, Inc.	83,182
	978	Countrywide Financial Corp.	33,438
	984	Simon Property Group, Inc.	75,404
	73	Transatlantic Holdings, Inc.	4,906
	483	Washington Mutual, Inc.	21,011
	105	WFS Financial, Inc. †	7,996

			351,316

Industrial: 7.7%
	1,742	Allied Waste Industries, Inc. †	15,225
	907	Arrow Electronics, Inc. †	29,051
	1,946	Avnet, Inc. †	46,587
	324	Black & Decker Corp.	28,175
	4,253	Crown Holdings Inc. †	83,061
	632	CSX Corp.	32,087
	464	Cummins, Inc.	41,635
	823	Eaton Corp.	55,215
	652	Laidlaw International, Inc.	15,146
	279	Ryder System, Inc.	11,445
	934	Sanmina-SCI Corp. †	3,979
	562	Solectron Corp. †	2,057
	1,672	USG Corp. †	108,680

			472,343

Technology: 3.0%
	623	Affiliated Computer Services,
		Inc. †	36,869
	3,797	Freescale Semiconductor, Inc.
		(Class B) †	95,570
	686	Nvidia Corp. †	25,080
	1,873	Parametric Technology, Corp. †	11,425
	696	Take-Two Interactive Software,
		Inc. †	12,319
	47	Western Digital Corp. †	875

			182,138

Utilities: 4.5%
	2,017	AES Corp. †	31,929
	785	Allegheny Energy, Inc.	24,845
	4,568	Centerpoint Energy, Inc.	58,699
	2,924	CMS Energy Corp. †	42,427
	429	Energen Corp.	15,581
	2,015	TXU Corp.	101,133

			274,614

Total Common Stocks: 51.0%
(Cost: $3,020,735)			3,127,420

See Notes to Financial Statements

Worldwide Absolute Return Fund
Schedule of Portfolio Investments
December 31, 2005 (continued)

	Principal		Value
Sector	Amount	Securities (a)	(Note 1)

Convertible Notes:
Communications 4.9%
	$ 100,000	ADC Telecommunications, Inc.
		FRN 3.996% 6/15/13	$101,125
	100,000	Lucent Technologies, Inc.
		8.00% 08/1/31	102,000
	100,000	Walt Disney Co.
		2.125% 4/15/23	100,500

			303,625

Consumer—Cyclical: 3.4%
	100,000	Bell Microproducts, Inc.
		3.75% 3/5/24	94,000
	100,000	Reebok International Ltd.
		2.00% 5/1/24	113,375

			207,375

Consumer—Non-Cyclical: 1.8%
	100,000	FTI Consulting, Inc.
		3.75%. 7/15/12 R	111,375

Diversified: 1.5%
	80,000	Leucadia National Corp.
		3.75% 4/15/14	92,700

Financial: 3.2%
	90,000	Bankunited Capital Trust
		3.125% 3/1/34 R	82,125
	100,000	Goldman Sachs Group Inc.
		1.50% 7/22/09	114,837

			196,962

Industrial: 3.0%
	100,000	Eastman Kodak Co.
		3.375% 10/15/33	96,000
	90,000	Sealed Air Corp.
		3.00% 6/30/33 R	90,225

			186,225

Technology: 6.2%
	100,000	EMC Corp.
		4.50% 4/1/07	104,500
	100,000	Intel Corp.
		2.95% 12/15/35	98,125
	100,000	LSI Logic Corp.
		4.00% 5/15/10	96,375
	150,000	Open Solutions, Inc.
		SCN 2/2/35	79,313

			378,313

Total Convertible Notes: 24.0%
(Cost: $1,521,435)			1,476,575

Preferred Stock:
	Energy: 0.6%
	800	Hanover Compressor Co. †	39,500

Financial: 4.4%
	1	Federal National
		Mortgage Association
		5.375% 1/5/08 R	92,141
	1,500	Reinsurance Group of
		America, Inc.
		5.75% 12/15/50	91,688
	1,900	Sovereign Capital Trust
		4.375% 3/1/34	83,600

			267,429

Industrial: 1.7%
	2,000	TXI Capital Trust
		5.50% 6/30/28	104,000

Total Preferred Stocks: 6.7%
(Cost: $372,196)			410,929

Total Investments: 81.7%
(Cost: $4,914,366) (a)			5,014,924

Other Assets Less Liabilities: 18.3%			1,122,949

Net Assets: 100.0%			6,137,873

Securities Sold Short
Basic Materials: (4.6)%
	(137)	Air Products & Chemicals, Inc.	(8,109)
	(4,171)	Cabot Corp.	(149,322)
	(641)	E.I. Du Pont de Nemours & Co.	(27,243)
	(5,811)	Smurfit-Stone Container Corp. †	(82,342)
	(267)	Weyerhaeuser Co.	(17,713)

			(284,729)

Communications: (10.0)%
	(1,800)	ADC Telecommunications, Inc. †	(40,212)
	(671)	CenturyTel, Inc.	(22,250)
	(2,470)	Ciena Corp. †	(7,336)
	(1,768)	Crown Castle International
		Corp. †	(47,577)
	(2,794)	Dow Jones & Co., Inc.	(99,159)
	(459)	eBay, Inc. †	(19,852)
	(1,277)	JDS Uniphase Corp. †	(3,014)
	(630)	Juniper Networks, Inc. †	(14,049)
	(28)	Knight Ridder, Inc.	(1,772)
	(4,648)	New York Times Co. (Class A)	(122,940)
	(3,442)	Tellabs, Inc. †	(37,518)

See Notes to Financial Statements

Worldwide Absolute Return Fund
Schedule of Portfolio Investments
December 31, 2005 (continued)

	No. of		Value
Sector	Shares	Securities (a)	(Note 1)

Communications: (continued)
	(803)	Tribune Co.	$(24,299)
	(1,700)	Walt Disney Co.	(40,749)
	(4,965)	XM Satellite Radio
		Holdings Inc. †	(135,445)

			(616,172)

Consumer—Cyclical: (6.5)%
	(6,900)	Bell Microproducts, Inc. †	(52,785)
	(432)	Cintas Corp.	(17,790)
	(711)	Cooper Tire & Rubber Co.	(10,893)
	(418)	Genuine Parts Co.	(18,359)
	(843)	International Game Technology	(25,948)
	(261)	Las Vegas Sands Corp. †	(10,302)
	(709)	Newell Rubbermaid, Inc.	(16,860)
	(1,379)	Southwest Airlines Co.	(22,657)
	(2,261)	Tiffany & Co.	(86,574)
	(6,976)	Visteon Corp.	(43,670)
	(449)	Walgreen Co.	(19,873)
	(1,293)	Wendy’s International, Inc.	(71,451)

			(397,162)

Consumer—Non-Cyclical: (9.9)%
	(700)	Amgen, Inc. †	(55,202)
	(882)	Apollo Group, Inc. †	(53,326)
	(1,154)	Avery Dennison Corp.	(63,782)
	(1,041)	Bristol-Myers Squibb Co.	(23,922)
	(143)	Coca-Cola Co.	(5,764)
	(861)	Eli Lilly & Co.	(48,724)
	(2,600)	FTI Consulting, Inc. †	(71,344)
	(958)	Moody's Corp.	(58,840)
	(5,004)	OSI Pharmaceuticals, Inc. †	(140,312)
	(653)	Paychex, Inc.	(24,892)
	(36)	PepsiCo, Inc.	(2,127)
	(1,087)	Tenet Healthcare Corp. †	(8,326)
	(764)	Wm. Wrigley Jr. Co.	(50,798)

			(607,359)

Diversified: (1.1)%
	(1,300)	Leucadia National Corp.	(61,698)

Energy: (2.7)%
	(1,826)	Kinder Morgan, Inc.	(167,901)

Financial: (8.7)%
	(632)	AMBAC Financial Group Inc.	(48,702)
	(2,004)	Archstone-Smith Trust	(83,948)
	(1,000)	Bankunited Capital Trust	(26,570)
	(134)	Chicago Mercantile Exchange
		Holdings Inc.	(49,244)
	(300)	Federal National Mortgage
		Association	(14,643)
	(939)	Fifth Third Bancorp	(35,419)
	(5,297)	Hudson City Bancorp, Inc.	(64,200)
	(2,603)	Janus Capital Group, Inc.	(48,494)
	(900)	Reinsurance Group of
		America, Inc.	(42,984)
	(1,766)	St. Joe Co.	(118,711)

			(532,915)

Industrial: (9.9)%
	(26)	3M Co.	(2,015)
	(2,200)	Eastman Kodak Co.	(51,480)
	(5,521)	Gentex Corp.	(107,660)
	(760)	Landstar System, Inc.	(31,722)
	(890)	Martin Marietta Materials, Inc.	(68,281)
	(1,159)	Pall Corp.	(31,131)
	(300)	Sealed Air Corp. †	(16,851)
	(1,850)	SPX Corp.	(84,675)
	(500)	Texas Industries, Inc.	(24,920)
	(1,686)	Vulcan Materials Co.	(114,227)
	(1,809)	Zebra Technologies Corp. †	(77,516)

			(610,478)

Technology (4.9)%
	(951)	Applied Micro Circuits Corp. †	(2,444)
	(1,700)	EMC Corp. †	(23,154)
	(696)	Kla-Tencor Corp.	(34,334)
	(1,182)	Linear Technology Corp.	(42,635)
	(4,850)	LSI Logic Corp. †	(38,800)
	(2,310)	Maxim Integrated Products, Inc.	(83,714)
	(1,400)	Open Solutions, Inc. †	(32,088)
	(95)	Pixar †	(5,008)
	(316)	PMC-Sierra, Inc. †	(2,436)
	(427)	SanDisk Corp. †	(26,824)
	(2,480)	Sun Microsystems, Inc. †	(10,391)

			(301,828)

Utilities: (2.5)%
	(17)	Ameren Corp.	(871)
	(1,585)	Aqua America, Inc.	(43,280)
	(938)	Consolidated Edison, Inc.	(43,458)
	(418)	Pinnacle West Capital Corp.	(17,284)
	(4,323)	Reliant Energy, Inc. †	(44,613)
	(240)	TECO Energy, Inc.	(4,123)

			(153,629)

Total Securities Sold Short: (60.8)%
(Proceeds: $3,682,563)			$(3,733,871)

See Notes to Financial Statements

Worldwide Absolute Return
Fund Schedule of Portfolio Investments
December 31, 2005 (continued)

Glossary:

FRN - Floating Rate Note SCN - Step Coupon Note

† - Non-Income Producing

R - Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities are considered liquid and the market value amounted to $375,866 or 6.1% of total net assets.

Restricted securities held by the Fund are as follows:

	Acquisition	Acquisition		Value as %
Security	Date	Cost	Value	of Net Assets

Bankunited Capital Trust
3.125% 3/1/34	4/6/05	95,951	$82,125	1.3%
Federal National Mortgage Association
5.375% 1/5/08	1/27/05	103,644	92,141	1.5%
FTI Consulting, Inc. 3.75%. 7/15/12	7/31/05	102,427	111,375	1.8%
Sealed Air Corp. 3.00% 6/30/33	4/19/04	92,615	90,225	1.5%

			$375,866	6.1%

(a) - Securities segregated for securities sold short with a market value of $5,014,924.

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statement of Assets and Liabilities
December 31, 2005

Assets:
Investments at value (cost: $4,914,366) (Note 1)	$5,014,924
Cash	2,142,092
Receivables:
From broker	2,717,338
From Adviser	5,016
Capital shares sold	17,202
Dividends and interest	20,444
Prepaid expenses and other assets	2,876

Total assets	9,919,892

Liabilities:
Payables:
Securities sold short (proceeds $3,682,563)	3,733,871
Dividends and interest payable on securities sold short	4,941
Capital shares redeemed	41
Accrued expenses	43,166

Total liabilities	3,782,019

Net Assets	$6,137,873

Shares outstanding	623,421

Net asset value, redemption price and offering price per share	$9.85

Net Assets consist of:
Aggregate paid in capital	$6,079,389
Unrealized appreciation of investments	49,250
Accumulated net investment loss	(96)
Undistributed realized gain	9,330

$6,137,873

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statement of Operations
Year Ended December 31, 2005

Income (Note 1):
Dividends		$70,063
Interest		126,952

		197,015

Expenses:
Management (Note 2)	$145,031
Dividends on securities sold short	56,551
Reports to shareholders	23,777
Professional services	23,070
Transfer agency	11,936
Custodian	4,491
Trustees’ fees and expenses	1,520
Other	3,093

Total expenses	269,469
Expenses assumed by Adviser (Note 2)	(67,887)

Net expenses		201,582

Net investment loss		(4,567)

Realized and Unrealized Gain (Loss) on Investments (Note 3):
Realized gain from security transactions		502,627
Realized loss from securities sold short		(423,648)
Change in unrealized appreciation of investments		(72,599)

Net realized and unrealized gain on investments		6,380

Net Increase in Net Assets Resulting from Operations		$1,813

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statements of Changes in Net Assets

	Year Ended December 31,

	2005	2004

Change in Net Assets from:
Operations:
Net investment loss	$(4,567)	$(79,141)
Realized gain from security transactions	502,627	459,258
Realized loss from short sales	(423,648)	(515,670)
Change in unrealized appreciation of investments	(72,599)	112,950

Net increase (decrease) in net assets resulting from operations	1,813	(22,603)

Distributions to shareholders from:
Net realized gains	—	(80,072)

Capital share transactions*:
Proceeds from sales of shares	2,826,060	1,464,840
Reinvestment of distributions	—	80,072
Cost of shares reacquired	(2,158,662)	(1,895,741)

Net increase (decrease) in net assets resulting from capital share transactions	667,398	(350,829)

Total increase (decrease) in net assets	669,211	(453,504)

Net Assets:
Beginning of year	5,468,662	5,922,166

End of year (including undistributed net investment loss of $96 and $72
respectively)	$6,137,873	$5,468,662

*Shares of Beneficial Interest Issued and Reacquired (unlimited number of $.001 par value shares authorized):
Shares sold	286,074	149,033
Reinvestment of distributions	—	8,154
Shares reacquired	(218,602)	(192,236)

Net increase (decrease)	67,472	(35,049)

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statement of Cash Flows
Year Ended December 31, 2005

Cash flows from operating activities
Net increase in net assets resulting from operations	$1,813
Adjustments to reconcile net investment loss to net cash used in operating activities:
Purchases of long term securities	(7,141,925)
Proceeds from sale of long term securities	7,074,477
Proceeds of short sales of long term securities	5,615,886
Purchases of short sale covers of long term securities	(5,754,691)
Decrease in receivable from broker	123,502
Increase in receivable from Adviser	(5,016)
Increase in dividends and interest receivable	(4,474)
Increase in prepaid expenses and other assets	(113)
Increase in dividends payable on securities sold short	1,225
Increase in accounts payable	5,158
Net realized gain from investments	(78,979)
Change in unrealized appreciation of investments	72,599

Net cash used in operating activities	(90,538)

Cash flows from financing activities
Proceeds from sales of shares	2,850,090
Cost of shares reacquired	(2,158,640)

Net cash provided by financing activities	691,450

Net increase in cash	600,912

Cash, beginning of year	1,541,180

Cash, end of year	$2,142,092

Supplemental disclosure of cash flow information:
Short sale dividends paid during the year	$55,326

See Notes to Financial Statements

Worldwide Absolute Return Fund

Financial Highlights
For a share outstanding throughout the period:
			For the Period
	Year Ended December 31,		May 1, 2003*
			to December 31,
	2005	2004	2003

Net Asset Value, Beginning of Period	$9.84	$10.02	$10.00

Income (Loss) From Investment Operations:
Net Investment Loss	(0.01)	(0.14)	(0.03)
Net Realized and Unrealized
Gain on Investments	0.02	0.11	0.05

Total from Investment Operations.	0.01	(0.03)	0.02

Less Distributions from:
Net Realized Gains	—	(0.15)	—

Net Asset Value, End of Period	$9.85	$9.84	$10.02

Total Return (a)	0.10%	(0.30)%	0.20%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$6,138	$5,469	$5,922
Ratio of Gross Expenses to Average Net Assets	4.64%	5.00%	7.06%(c)
Ratio of Net Expenses to Average Net Assets (b)	3.47%	3.46%	3.09%(c)
Ratio of Net Investment Income to Average Net Assets	(0.08)%	(1.45)%	(0.57)%(c)
Portfolio Turnover Rate	140%	126%	63%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the period.The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Excluding short dividend expense, the ratios would be 2.50%, 2.50% and 2.23% for the periods ending December 31, 2005, 2004 and 2003, respectively.

(c)	Annualized.

*	Commencement of operations.

See Notes to Financial Statements

Worldwide Absolute Return Fund

Notes To Financial Statements

Note 1—Significant Accounting Policies—Van Eck Worldwide Insurance Trust (the “Trust”), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The Worldwide Absolute Return Fund (the “Fund”) is a non-diversified series of the Trust and seeks to achieve consistent absolute (positive) returns in various market cycles. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation—Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market, including short sales, are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Distributions to Shareholders—Distributions to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

D. Securities Sold Short—A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Securities sold short at December 31, 2005 are reflected in the Schedule of Portfolio Investments. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned.

Note 2—Management Agreement—Van Eck Associates Corporation (the “Adviser”) earned fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 2.50% on the average daily net assets. The Adviser agreed to assume expenses, exceeding 2.50% of average daily net assets, except interest, taxes, dividends on securities sold short, brokerage commissions and extraordinary expenses for the period January 1, 2004 through April 30, 2006. For the year ended December 31, 2005, the Adviser assumed expenses in the amount of $67,887. Certain of the officers of the trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

As of December 31, 2005, the Fund had two sub-advisers, Analytic Investors Inc. (“Analytic”) and Gartmore Mutual Fund Capital Trust (“Gartmore”, formerly known as Coda Capital). The Adviser directly paid sub-advisory fees to Analytic at a rate 1.00% of the portion of the average daily net assets of the Fund managed by Analytic and to Gartmore at a rate of 0.75% of the portion of the average daily net assets of the Fund managed by Gartmore.

Note 3—Investments—For the year ended December 31, 2005, purchases and sales of securities other than U.S. government securities and short-term obligations aggregated $7,141,925 and $7,074,477, respectively. For the year ended December 31, 2005, proceeds of short sales and purchases of short sale covers aggregated $5,615,886 and $5,754,691, respectively.

Note 4—Income Taxes—For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $4,926,915 and net unrealized appreciation aggregated $88,009 of which $356,651 related to appreciated securities and $268,642 related to depreciated securities.

At December 31, 2005, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed long term capital gains	$41,637
Unrealized appreciation.	36,701

Total.	$78,338

Worldwide Absolute Return Fund

The tax character of distributions paid to shareholders during the years ended December 31, 2005 and 2004 consisted of the following:

	2005	2004

Ordinary income	$ —	$80,072

The Fund utilized capital loss carry forwards of $32,780 in the current year.

During 2005, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss by $4,543, increased undistributed realized gain by $788 and decreased aggregate paid in capital by $5,331. Net assets were not affected by this reclassification. These differences are primarily due to investments in Real Estate Investment Trusts.

Note 5—Concentration of Risk—At December 31, 2005, Van Eck Securities Corp. owns approximately 28% of the outstanding shares of beneficial interest of the Fund. Additionally, the aggregate shareholder accounts of three insurance companies own approximately 27%, 19% and 16% of the outstanding shares of beneficial interest of the Fund.

Note 6—Trustee Deferred Compensation Plan—The Trust established a Deferred Compensation Plan (the “Plan”) for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. At December 31, 2005, the net value of the asset and corresponding liability of the Fund’s portion of the Plan was $251.

Note 7—Repurchase Agreement—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 8—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the United States Securities and Exchange Commission (“SEC”) have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of the U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Note 9—Subsequent Event—A distribution of $0.07 per share was paid on January 31, 2006 to shareholders of record as of January 30, 2006 with a reinvestment date of January 31, 2006.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Absolute Return Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Absolute Return Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of portfolio investments, as of December 31, 2005, the related statement of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Absolute Return Fund at December 31, 2005, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2006

Worldwide Absolute Return Fund

Board of Trustees/Officers (unaudited)

Position(s),
Term of
	Office[2]		Number of
	and Length		Portfolios	Other
Trustee’s	of Time	Principal	in Fund	Directorships
Name, Address[1]	with the	Occupation(s) During	Complex[3]	Held Outside
and Age	Trust	Past 5 Years	Overseen	Fund Complex

Interested Trustee:
Jan F. van Eck	Trustee	Director and Executive Vice President,	9	None
42†	since 1998	Van Eck Associates Corporation;
Director, Executive Vice President and
Chief Compliance Officer, Van Eck
Securities Corporation; Director and
President, Van Eck Absolute Return
Advisers Corporation; Director, Greylock
Capital Associates LLC; Officer of two
other investment companies adivsed
by the Adviser.

Independent Trustees:

Richard C. Cowell	Trustee	Private investor	9	Director, West Indies
78‡¶	since 1985			& Caribbean
Development Ltd.;
Director/Trustee of
two other investment
companies advised
by the Adviser.

David J. Olderman	Trustee	Private investor	9	Director, Greif, Inc.,
70‡¶	since 1994			Ladig, Inc., and
Minnesota Public Radio;
Director/Trustee of two
other investment
companies advised by
the Adviser.

Ralph F. Peters	Trustee	Private investor	9	Director/Trustee of two
76‡¶	since 1987			other investment
companies advised by
the Adviser.

R. Alastair Short	Trustee since	Managing Director, The GlenRock	9	Director/Trustee of two
52‡¶	June 2004	Group, LLC (private equity investment		other investment
		firm), May 1, 2004 to present; President,		companies advised
		Apex Capital Corporation (personal		by the Adviser.
investment vehicle), Jan. 1988 to
present; President, Matrix Global
Investments, Inc. and predecessor
company (private investment company),
Sept. 1995 to Jan. 1999.

Richard D.	Trustee	President and CEO, SmartBrief.Com	9	Director/Trustee of two
Stamberger	since 1994			other investment
46‡¶				companies advised
by the Adviser.

Worldwide Absolute Return Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Officers:
Heidi L. Cain	Assistant Secretary and	Assistant Secretary and Assistant Vice President, Van Eck
27	Assistant Vice President	Associates Corporation, Van Eck Securities Corporation and
	since December 2005	Van Eck Absolute Return Advisers Corp., since December 2005;
Staff Attorney, Van Eck Associates Corporation since January
2005; Student, New York University School of Law, August 2003 –
May 2004; Student, Golden Gate University School of Law, August
2000 – August 2003; Legal Investigator, Northern California
Innocence Project, January 2003 – July 2003; Legal Extern, Hon.
Phyllis J. Hamilton, Federal District Court Judge for the Northern
District of California, September 2002 – December 2002; Law
Clerk, Law Offices of Jeffrey Schwartz, September 2001 – January
2003; Legal Assistant, Buchman & O’Brien, September 2000 –
August 2001; Officer of two other investment companies advised by the Adviser.

Charles T. Cameron	Vice President since 1996	President, Worldwide Bond Fund; Director of Trading, Van Eck
43		Associates Corporation; Co-Portfolio Manager, Worldwide Bond
Fund Series; Officer of two other investment companies advised by the Adviser.

Keith J. Carlson	Chief Executive Officer	President, Van Eck Associates Corporation, and Van Eck
49	and President since 2004	Securities Corporation since February 2004; Private Investor,
June 2003 – January 2004; Independent Consultant, Waddell &
Reed, Inc., April 2002 – May 2003; Senior Vice President, Waddell
& Reed, Inc., December 2002 – March 2003; President/Chief
Executive Officer/Director, Ivy Mackenzie Distributors, Inc., June
1993 – December 2002; Chairman/Director/President, Ivy
Mackenzie Services Corporation, June 1993 – December 2002;
Chairman/Director/Senior Vice President, Ivy Management Inc.,
January 1992 – December 2002; President/Chief Executive
Officer/Director/Executive Vice President/Senior Vice President,
April 1985 – December 2002; Officer of two other investment
companies advised by the Adviser.

Susan C. Lashley	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President,
50		Mutual Fund Operations, Van Eck Securities Corporation; Officer
of two other investment companies advised by the Adviser.

Thaddeus	Chief Compliance Officer	Chief Compliance Officer, Van Eck Absolute Return Advisers
Leszczynski	since September 2005	Corporation and Van Eck Associates Corporation since September
59		2005; Founder and Vice President, EARN Corporation, July 2004
to present; Private Practice Lawyer, January 2002 to present;
Executive Vice President, Asian Financial Network Ltd.,
September 2000 – January 2001; Vice President, Prudential
Insurance Company, March 1998 – August 2000; Officer of two
other investment companies advised by the Adviser.

Worldwide Absolute Return Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,		Length of Time	Principal Occupations
Address[1] and Age		with the Trust	During Past Five Years

Thomas K. Lynch		Vice President and	Vice President, Van Eck Associates Corporation and Van Eck
49		Treasurer since 2005	Absolute Return Advisers Corp., since April 2005; Second Vice
President and Associate Controller, TIAA-CREF, January 1996 to
April 2005; Senior Manager, Audits, Grant Thornton, December
1993 to January 1996; Senior Manager, Audits, McGladrey &
Pullen, December 1986 to December 1993; Officer of two other investment companies advised by the Adviser.

Joseph J. McBrien		Senior Vice President	Senior Vice President, General Counsel, and Secretary, Van Eck
57		and Secretary since	Associates Corporation, Van Eck Securities Corporation, and
		December 2005	Van Eck Absolute Return Advisers Corp., since December 2005;
Managing Director, Chatsworth Securities LLC, March 2001 –
November 2005; Private Investor/Consultant, September 2000 –
February 2001; Executive Vice President and General Counsel,
Mainstay Management LLC, September 1999 – August 2000;
Officer of two other investment companies advised by the Adviser.

Bruce J. Smith		Senior Vice President and	Senior Vice President and Chief Financial Officer, Van Eck
50		Chief Financial Officer	Associates Corporation; Senior Vice President, Chief Financial
		since 2005	Officer, Treasurer and Controller, Van Eck Securities Corporation
and Van Eck Absolute Return Advisers Corp.; Officer of two other investment companies advised by the Adviser, Vice President and
Treasurer of the Trust and two other investment companies
advised by the Adviser, 1985 – 2005.

Derek S. van Eck		Executive Vice President	President of Worldwide Hard Assets Fund series and the
41	†	since 2004	Worldwide Real Estate Fund series of Van Eck Worldwide
Insurance Trust and the Global Hard Assets Fund series of Van
Eck Funds; Director of Van Eck Associates Corporation; Director
and Executive Vice President, Van Eck Securities Corporation;
Director and Executive Vice President, Van Eck Absolute Return
Advisers Corp.; Director, Greylock Capital Associates LLC; Officer
of two other investment companies advised by the Adviser.

[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

[2]	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. With respect to Messrs. Cowell, Olderman and Peters, the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Trustees.

[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc. and Van Eck Worldwide Insurance Trust.

Member of the Governance Committee.

¶	Member of the Audit Committee.

†	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are interested persons as they own shares and are on the Board of Trustees/Officers of the investment adviser.

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Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	(800) 544-4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman and
     Alastair Short, members of the Audit and Governance Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $157,600 for 2005 and $148,627 for 2004.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $40,583 for 2005 and $20,249 for
     2004.

c)   Tax Fees

     Ernst & Young billed tax fees of $21,469 for 2005 and $17,000 for 2004.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not  applicable.

Item 6.   SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Absolute Return Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Absolute Return Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE ABSOLUTE RETURN FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  February 27, 2006
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  February 27, 2006
     -------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  February 27, 2006
     -------------------